UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2023

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 110 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVSQ	N/A

(1) On December 21, 2022, our common stock was suspended from trading on the NASDAQ Global Select Market (“NASDAQ”). On December 21, 2022, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CLVSQ.” On December 29, 2022, NASDAQ filed a Form 25 delisting our common stock from trading on NASDAQ, which delisting became effective at the opening of the trading session on January 9, 2023.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Sale of Rubraca

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries, Clovis Oncology Ireland Limited and Clovis Oncology UK Limited (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

As previously disclosed, on April 5, 2023, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with pharma& Schweiz GmbH (“Pharma&”) to sell certain of its assets and rights associated with Rubraca® (rucaparib) and the business and operations related to the development and exploitation thereof (the “Rubraca Sale Transaction”). A copy of the Asset Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2023, which is incorporated herein by reference.

On April 12, 2023, the Court entered an order approving the Rubraca Sale Transaction.

On May 1, 2023, the Company and Pharma& consummated the Rubraca Sale Transaction.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock will receive any payment or other distribution on account of those shares in the Cases given the expected sales proceeds (including the highly contingent nature of certain later milestone payments) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023
CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
Name: Paul Gross
Title: Executive Vice President and General Counsel